UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2024

Hanesbrands Inc.
(Exact name of registrant as specified in its charter)

Maryland		001-32891	20-3552316
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1000 East Hanes Mill Road
Winston-Salem,	North Carolina		27105
(Address of principal executive offices)			(Zip Code)
 (336) 519-8080
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	HBI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition

On November 7, 2024, Hanesbrands Inc. (the “Company” or “Hanesbrands”) issued a press release announcing its financial results for the third quarter ended September 28, 2024. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

The Company has made available on the investors section of its corporate website, www.Hanes.com/investors, certain supplemental materials regarding Hanesbrands’ financial results and business operations (the “Supplemental Information”). The Supplemental Information Related to the Third Quarter is furnished herewith as Exhibit 99.2 and is incorporated by reference. All information in the Supplemental Information is presented as of the particular date or dates referenced therein, and Hanesbrands does not undertake any obligation to, and disclaims any duty to, update any of the information provided.

Exhibits 99.1 and 99.2 to this Current Report on Form 8-K include forward-looking financial information that is expected to be discussed on Hanesbrands’ previously announced conference call with investors and analysts to be held at 8:30 a.m., Eastern time on November 7, 2024. The call may be accessed at www.Hanes.com/investors. Replays of the call will be available at www.Hanes.com/investors and at https://edge.media-server.com/mmc/p/6tejv8tv. The webcast replay will be available from approximately 12:00 p.m., Eastern time, on November 7, 2024, until 12:00 p.m., Eastern time, on November 7, 2025.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated November 7, 2024
99.2	Supplemental Information Related to the Third Quarter
101	Inline XBRL Instance Document - The instance document does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 7, 2024	HANESBRANDS INC.

	By:	/s/ M. Scott Lewis
M. Scott Lewis
Chief Financial Officer and Chief Accounting Officer